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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: October 1, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 1-13167

              TEXAS                                   74-1611874
 (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

   15835 Park Ten Place Drive                            77084
         Houston, Texas                               (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS

EXHIBIT 99.1               CONTRACT STATUS SUMMARY AT OCTOBER 1, 2003



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD EAGLE has completed its contractual work for ExxonMobil and is preparing to commence in early October 2003 a one-well drilling program for CNR Ranger (Angola) Limited. The drilling program is estimated to take between 40 and 106 days to complete, with a dayrate of $90,000.

     At the time that the ATWOOD EAGLE commenced working for ExxonMobil in Angola in March 2003, the Company expected work under that contract to extend into the second quarter of 2004. Based upon this expectation, the mobilization costs to move the drilling unit from Greece to Angola were being amortized over a one-year period. The Company bid the CNR work as an assignment of the ExxonMobil contract; however, a separate contract was executed with CNR instead of an assignment. Thus, as the ExxonMobil contract was not assigned to CNR, the remaining unamortized balance of the ATWOOD EAGLE mobilization costs (approximately $2 million) will be expensed in September 2003. With this additional mobilization expense coupled with idle time incurred by the ATWOOD SOUTHERN CROSS and ATWOOD HUNTER during the quarter ending September 30, 2003, we expect to incur a total loss in the fourth quarter of fiscal year 2003 of $8 to $9 million.

     The ATWOOD HUNTER is expected to complete its one-well program in Israel in early October 2003. Upon completion of this work, the rig may incur some idle time while waiting for its next contract opportunity. Contract opportunities for additional work are being pursued in the Mediterranean area, as well as outside of the Mediterranean.

     In September 2003, the RICHMOND commenced a two-well plus one option well contract for Union Oil Company of California. Drilling of the two firm wells is expected to take around 50 days to complete.

     Additional information with respect to the Company's Contract Status Summary October 1, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ATWOOD OCEANICS, INC.
                                                    (Registrant)



                                                    /s/ James M. Holland
                                                    James M. Holland
                                                    Senior Vice President

                                                    DATE: October 1, 2003



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

99.1             Contract Status Summary at October 1, 2003



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


                                                            EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                         AT OCTOBER 1, 2003

-


NAME OF RIG              LOCATION           CUSTOMER                    CONTRACT STATUS
-----------              --------           --------                    ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON            MALAYSIA           SARAWAK SHELL ("SHELL")     The rig is currently working under a drilling
                                                                        program in Malaysia to drill one well for
                                                                        Shell.  The drilling of this well is
                                                                        estimated to take until mid-November 2003 to
                                                                        complete.  Following completion of its work
                                                                        in Malaysia, the rig will be moved to Japan
                                                                        to drill two wells estimated to take 100 to
                                                                        120 days to complete.



ATWOOD HUNTER            ISRAEL             ISRAMCO, INC.               The rig is expected to complete its one well
                                                                        program in Israel in mid-October 2003.  Upon
                                                                        completion of this work, the rig may be idle
                                                                        while waiting for its next contract
                                                                        opportunity.  Future contract opportunities
                                                                        for additional work are being pursued in the
                                                                        Mediterranean area, as well as areas outside
                                                                        of the Mediterranean.



ATWOOD EAGLE             ANGOLA             CNR RANGER (ANGOLA)         On September 22, 2003, the rig completed its
                                            LIMITED ("CNR")             work for ExxonMobil and is currently
                                                                        preparing to commence in early to mid October
                                                                        2003 a one-well drilling program for CNR,
                                                                        which is expected to take 40 to 106 days to
                                                                        complete.  Contract opportunities for
                                                                        additional work in Angola and elsewhere in
                                                                        West Africa are being pursued.



SEAHAWK                  MALAYSIA           EXXONMOBIL EXPLORATION &    The rig's current contract terminates in
                                            PRODUCTION MALAYSIA         December 2004, with an option for the
                                            INC. ("EMEPMI")             Operator to extend.  EMEPMI has the right to
                                                                        terminate the contract after the completion
                                                                        of the first six months of the extension
                                                                        period (which commences in December 2003)
                                                                        with 120 days written notice.



ATWOOD SOUTHERN CROSS    EGYPT                                          The rig is currently stacked in Egypt while
                                                                        waiting for its next contract opportunity.
                                                                        Contract opportunities for future work are
                                                                        being pursued in the Mediterranean area, as
                                                                        well as areas outside of the Mediterranean.


SEASCOUT                 UNITED STATES                                  The SEASCOUT was purchased in December 2000
                         GULF OF MEXICO                                 for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.


CANTILEVER JACK-UPS -
---------------------
VICKSBURG                MALAYSIA           EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year
                                            PRODUCTION MALAYSIA INC.    drilling program (with an option by EMEPMI
                                            ("EMEPMI")                  for one additional year), with EMEPMI having
                                                                        the right to terminate the drilling program
                                                                        after one year with at least 120 days notice
                                                                        period.



ATWOOD BEACON            MALAYSIA           MURPHY SARAWAK OIL          In early August 2003, the rig commenced
                                            COMPANY, LTD. ("MURPHY")    working under a contract with Murphy which
                                                                        provided for the drilling of three firm wells
                                                                        plus options to drill five additional wells
                                                                        off the coast of Malaysia.  Murphy has now
                                                                        exercised its option to extend the contract
                                                                        for the additional five wells.  It should
                                                                        take until January/February 2004 to complete
                                                                        the drilling of the eight wells.  Contract
                                                                        opportunities for additional work following
                                                                        completion of the Murphy contract are being
                                                                        pursued.

SUBMERSIBLE -
--------------
RICHMOND                 UNITED STATES      UNION OIL COMPANY OR        In September 2003, the rig commenced a
                         GULF OF MEXICO     CALIFORNIA ("UNION")        two-well plus one option well contract for
                                                                        UNION.  Drilling of the two firm wells is
                                                                        expected to take around 50 days to complete.

MODULAR PLATFORMS -
------------------
GOODWYN 'A' /NORTH       AUSTRALIA          WOODSIDE ENERGY LTD.        There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.

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